UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock Funds
Circle Reserve Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	Circle Reserve Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Inc.

Rob Kapito

President, BlackRock Inc.

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Money Market Overview

For the 6-Month Period Ended October 31, 2023

During the 6-month period ending October 31, 2023, the Federal Open Market Committee (the “FOMC”) raised the range for the Federal Funds target rate to 5.25% - 5.25%. At the September 20, 2023 meeting, the FOMC left the federal funds target rate unchanged, maintaining the current range of 5.25% to 5.50%. The vote was unanimous. The FOMC has held the federal funds target range steady at two of its last three meetings, and signaled that it is proceeding cautiously to assess the effects of its policy firming to date.

In a statement released in conjunction with the meeting, the FOMC again noted it “remains highly attentive to inflation risks” and acknowledged that “tighter credit conditions for households and businesses are likely to weigh on economic activity, hiring and inflation.” The median federal funds rate forecast for 2023 contained in the Summary of Economic Projections (“SEP”) released in conjunction with the FOMC meeting was unchanged from the projection of 5.60% at the June 14, 2023 meeting. At the time this implied, by BlackRock’s estimation, one additional 0.25% increase in the range for the target rate during the balance of this year.

The SEP also reflected a slightly higher core inflation forecast for 2025 and a lower unemployment rate projection, relative to the June 2023 forecasts. Core inflation is projected to remain above the FOMC’s 2.00% objective over the forecast horizon. However, The Fed’s median economic growth increased and unemployment forecasts decreased through 2024 relative to the June 2023 projections, showing 1.5% and 4.2%, respectively, for next year.

Following the U.S. debt ceiling resolution in June 2023, there has been an estimated $1.5 trillion of new treasury issuance. This has led to a meaningful reduction in daily utilization of the Fed’s Reverse Repurchase Program (“RRP”) facility, averaging nearly $2.0 trillion in 2022 but only $1.66 trillion since June 2023. On October 31st, the RRP facility ended the month near recent lows, with a balance of $1.14 trillion.

The Secured Overnight Financing Rate (“SOFR”) – a broad-based proxy for overnight repo collateralized by Treasuries — has been printing in line with or just below the RRP rate. As of October 31st, SOFR stood at 5.35% – the highest during the period.

Industry-wide, institutional money market mutual funds (MMFs) experienced record-high inflows throughout the period, averaging ~$5.4 billion in assets daily. Government Money Market Fund assets saw the biggest increase with over $288 billion of inflows over the period, while Prime Money Market Fund assets saw inflows of over $153 billion.

We do not expect further rate hikes from the FOMC, as various economic indicators, such as CPI and wage growth, suggest the impact of rate hikes are beginning to take hold in the real economy. The market has been in a near constant state of repricing since the FOMC first lifted rates off the zero lower bound, but we do not expect this trend to continue as we near, or have reached, the Federal Reserve’s “terminal rate”.

In addition, net new Treasury bill supply is expected remain positive through the fourth quarter. While this additional supply is welcome, the yield impact is likely to be minimal due to the imbalance of supply versus demand at the front end of the market. This additional upcoming Treasury supply will likely contribute, in our estimation, to additional decreases in usage of the Fed’s RRP by eligible counterparties.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	Circle Reserve Fund

Investment Objective

Circle Reserve Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,025.80	$0.46		$1,000.00	$1,024.75	$0.46		0.09%

(a)	Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield

Institutional	5.30%	5.30%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not an indication of future results.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Repurchase Agreements	61.7%

U.S. Treasury Obligations	34.5

Other Assets Less Liabilities	3.8

F U N D S U M M A R Y	5

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, administration fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6

Schedule of Investments (unaudited) October 31, 2023	Circle Reserve Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Treasury Obligations — 34.5%
U.S. Treasury Bills(a)
5.32%, 11/02/23	USD	1,000,000	$999,853,195
5.33%, 11/07/23		668,315	667,724,602
5.31%, 11/09/23		1,050,000	1,048,766,332
5.33%, 11/14/23		3,202,035	3,195,902,162
5.36%, 11/16/23		186,650	186,235,870
5.39%, 11/24/23		400,000	398,630,223
5.41%, 11/30/23		1,000,000	995,698,334
5.33%, 12/07/23		600,000	596,820,002

Total U.S. Treasury Obligations — 34.5% (Cost: $8,089,630,720)			8,089,630,720

Total Repurchase Agreements — 61.7% (Cost: $14,498,000,000)			14,498,000,000

Total Investments — 96.2% (Cost: $22,587,630,720)(b)			22,587,630,720

Other Assets Less Liabilities — 3.8%			900,296,946

Net Assets — 100.0%			$23,487,927,666

(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements						Collateral

Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value	Proceeds Including Interest	Position	Original Par	Position Received, At value

BNP Paribas SA	5.29%	10/31/23	11/01/23	$3,000,000	$3,000,000,000	$3,000,440,833	U.S. Treasury Obligations, 0.00% to 5.55%, due 11/30/23 to 02/15/53	$4,060,646,736	$3,060,000,022

Citigroup Global Markets, Inc.	5.30	10/31/23	11/01/23	1,710,000	1,710,000,000	1,710,251,750	U.S. Treasury Obligations, 0.13% to 4.13%, due 04/15/26 to 08/31/26	1,910,222,700	1,744,686,727

Citigroup Global Markets, Inc.	5.31	10/31/23	11/01/23	1,450,000	1,450,000,000	1,450,213,875	U.S. Treasury Obligations, 0.50% to 6.13%, due 10/31/27 to 02/29/28	1,624,887,200	1,479,313,066

Credit Agricole Corporate & Investment Bank SA	5.29	10/31/23	11/01/23	850,000	850,000,000	850,124,902	U.S. Treasury Obligations, 0.50% to 4.63%, due 01/15/26 to 11/15/31	976,538,700	867,000,025

Goldman Sachs & Co. LLC	5.29	10/31/23	11/01/23	740,000	740,000,000	740,108,738	U.S. Treasury Obligations, 0.13% to 4.63%, due 01/15/24 to 08/15/53	833,310,700	754,800,022

Morgan Stanley & Co. LLC	5.29	10/31/23	11/01/23	448,000	448,000,000	448,065,831	U.S. Treasury Obligations, 0.00% to 4.50%, due 11/15/24 to 02/15/47	636,835,120	456,960,022

Royal Bank of Canada	5.29	10/31/23	11/01/23	3,550,000	3,550,000,000	3,550,521,652	U.S. Treasury Obligations, 0.00% to 7.63%, due 11/15/23 to 02/15/53	3,863,624,255	3,621,000,072

Wells Fargo Securities LLC	5.29	10/31/23	11/01/23	2,750,000	2,750,000,000	2,750,404,097	U.S. Treasury Obligations, 0.25% to 4.63%, due 11/15/23 to 08/15/49	3,080,041,600	2,805,000,081

					$14,498,000,000				$14,788,760,037

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) October 31, 2023	Circle Reserve Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Repurchase Agreements	$—	$14,498,000,000	$—	$14,498,000,000
U.S. Treasury Obligations	—	8,089,630,720	—	8,089,630,720

	$—	$22,587,630,720	$—	$22,587,630,720

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

October 31, 2023

Circle Reserve Fund

ASSETS
Investments, at value — unaffiliated(a)	$8,089,630,720
Cash	1,004,046,291
Repurchase agreements, at value(b)	14,498,000,000
Receivables:
Interest — unaffiliated	2,276,637
Deferred offering costs	924
Prepaid expenses	1,911,766

Total assets	23,595,866,338

LIABILITIES
Payables:
Administration fees	646,397
Income dividend distributions	106,600,821
Investment advisory fees	519,872
Trustees’ and Officer’s fees	24,949
Other accrued expenses	146,633

Total liabilities	107,938,672

Commitments and contingent liabilities

NET ASSETS	$23,487,927,666

NET ASSETS CONSIST OF:
Paid-in capital	$23,486,931,346
Accumulated earnings	996,320

NET ASSETS	$23,487,927,666

NET ASSET VALUE
Institutional
Net assets	$23,487,927,666

Shares outstanding	23,487,009,000

Net asset value	$1.00

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$8,089,630,720
(b) Repurchase agreements, at cost	$14,498,000,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations (unaudited)

Six Months Ended October 31, 2023

Circle Reserve Fund

INVESTMENT INCOME
Interest — unaffiliated	$640,351,609

Total investment income	640,351,609

EXPENSES
Investment advisory	19,423,543
Administration	3,988,925
Administration — class specific	2,487,516
Registration	758,824
Accounting services	190,597
Trustees and Officer	91,677
Offering	85,074
Professional	45,091
Custodian	8,637
Printing and postage	3,681
Transfer agent — class specific	139
Miscellaneous	8,348

Total expenses	27,092,052
Less:
Administration fees waived by the Manager - class specific	(2,487,500)
Fees waived and/or reimbursed by the Manager	(13,410,699)

Total expenses after fees waived and/or reimbursed	11,193,853

Net investment income	629,157,756

REALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	884,498

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$630,042,254

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Circle Reserve Fund

	Six Months Ended 10/31/23 (unaudited)	Period from 11/03/22(a) to 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$629,157,756	$521,827,491
Net realized gain	884,498	31,112

Net increase in net assets resulting from operations	630,042,254	521,858,603

DISTRIBUTIONS TO SHAREHOLDERS(b)

Decrease in net assets resulting from distributions to shareholders	(629,157,756)	(521,824,435)

CAPITAL TRANSACTIONS
Net proceeds from sale of shares	2,000,000,000	35,837,009,000
Costs of shares redeemed	(3,900,000,000)	(10,450,000,000)

Net increase (decrease) in net assets derived from capital transactions	(1,900,000,000)	25,387,009,000

NET ASSETS
Total increase (decrease) in net assets	(1,899,115,502)	25,387,043,168
Beginning of period	25,387,043,168	—

End of period	$23,487,927,666	$25,387,043,168

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	Circle Reserve Fund

	Institutional

	Six Months Ended 10/31/23 (unaudited)		Period from 11/03/22 to 04/30/23	(a)

Net asset value, beginning of period	$1.00		$1.00

Net investment income(b)	0.0254		0.0210
Net realized gain (loss)	0.0001		(0.0004	)(c)

Net increase from investment operations	0.0255		0.0206

Distributions from net investment income(d)		(0.0255)	(0.0206)

Net asset value, end of period	$1.00		$1.00

Total Return(e)

Based on net asset value	2.58	%(f)	2.07	%(f)

Ratios to Average Net Assets
Total expenses	0.22	%(g)	0.21	%(g)

Total expenses after fees waived and/or reimbursed	0.09	%(g)	0.09	%(g)

Net investment income	5.04	%(g)	4.29	%(g)

Supplemental Data
Net assets, end of period (000)	$23,487,928		$25,387,043

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Circle Reserve Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to discretionary liquidity fees.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Shares of the Fund are only available for purchase by Circle Internet Financial, LLC (“Circle”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third-party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.165%

Next $10 billion	0.155

Next $10 billion	0.140

Next $10 billion	0.135

Excess of $40 billion	0.130

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%

$500 million - $1 billion	0.0400

$1 billion - $2 billion	0.0375

$2 billion - $4 billion	0.0350

$4 billion - $13 billion	0.0325

Greater than $13 billion	0.0300

In addition, the Manager charges Institutional Shares an administration fee, which is shown as administration - class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of Institutional Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets of Institutional Shares is 0.17%.

The Manager has agreed not to reduce or discontinue the contractual expense limitation through June 30, 2025, unless approved by the Board, including a majority of trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2023, the Manager waived and/or reimbursed investment advisory fees of $13,410,699 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager - class specific in the Statement of Operations. For the six months ended October 31, 2023, expense waivers and/or reimbursements are as follows:

Institutional

Administration fees waived by the Manager - class specific	$2,487,500

BlackRock and BlackRock Investments, LLC (the “Distributor”) have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses. BlackRock and the Distributor may discontinue this voluntary waiver and/or reimbursement at any time without notice.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

On July 12, 2023, the SEC approved changes to money market fund regulations. These changes, among other things: (i) eliminate provisions that permit a money market fund to suspend redemptions except in liquidations, (ii) require institutional prime and institutional tax-exempt money market funds to impose mandatory liquidity fees under certain conditions, (iii) permit a discretionary liquidity fee for a non-government money market fund and (iv) increase minimum daily and weekly liquidity for all money market funds. These changes will be implemented over the next 12 months depending on the change and may affect the Fund’s operations and return potential.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Shareholder Purchase/Redemption Risk: Shares of the Fund are held by Circle as a portion of the reserves associated with Circle’s issuance of stablecoins to customers. The assets of the Fund are expected to fluctuate depending on the creation (mining) of additional stablecoins or the redemption (burning) of such coins. Stablecoins may face periods of uncertainty resulting in the potential for rapid requests by Circle for redemption of the Fund’s shares. Redemptions of a large number of Fund shares may adversely

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (unaudited) (continued)

affect the Fund’s liquidity and net assets. These large redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund. In addition, large redemptions can result in the Fund’s current expenses being allocated over a smaller asset base, which generally could result in an increase in the Fund’s expense ratio.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold, reinvested and redeemed at $1.00 per share.

Transactions in capital shares were as follows:

	Six Months Ended 10/31/23	Period from 11/03/22(a) to 04/30/23

Fund Name/Share Class	Shares	Shares

Circle Reserve Fund

Institutional

Shares sold	2,000,000,000	35,837,009,000

Shares redeemed	(3,900,000,000)	(10,450,000,000)

	(1,900,000,000)	25,387,009,000

(a)	Commencement of operations.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 225-1576.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 626-1960; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

A D D I T I O N A L I N F O R M A T I O N	17

Additional Information  (continued)

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10001

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	19

Want to know more?

blackrock.com | 800-441-7450

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

CRF-10/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

2

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: December 21, 2023

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